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                                                                   EXHIBIT 10.38

                              AMENDMENT NUMBER ONE
                        TO SECURITIES PURCHASE AGREEMENT

          This Amendment Number One to Securities Purchase Agreement (this "Amendment") dated as of February 23, 2001, is entered into between VIEWLOCITY, INC., a Delaware corporation (the "Company"), and each of the entities identified on SCHEDULE I attached hereto (each a "Purchaser," collectively, the "Purchasers"), with reference to the following:

                                    RECITALS

          A. The Company and the Purchasers are parties to that certain Securities Purchase Agreement, dated as of December 7, 2000 (the "Securities Purchase Agreement").

          B. The Company has requested that the Securities Purchase Agreement be amended to, among other things, permit the entities listed on SCHEDULE I attached to the Convertible Subordinated Debenture and Warrant Purchase Agreement by and among the Company and such entities to purchase Convertible Subordinated Debentures from the Company in the aggregate principal amount of $9,100,000, all as set forth in this Amendment.

          C. The Purchasers have agreed to so amend the Securities Purchase Agreement, on the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement.

     2. AMENDMENTS TO THE SECURITIES PURCHASE AGREEMENT. Upon the effectiveness of this Amendment, the parties agree to amend the Securities Purchase Agreement as follows:

          (a) SECTION 6.1 of the Securities Purchase Agreement is hereby amended by inserting the following definition in the proper alphanumerical order:

               "CONVERTIBLE SUBORDINATED DEBENTURES" means the Convertible Subordinated Debentures in the aggregate principal amount of $9,100,000 purchased by the entities identified on SCHEDULE I attached to the Convertible Subordinated Debenture and Warrant Purchase Agreement dated February 23, 2001, by and among the Company and such entities."

          (b) SECTION 4.2(a)(i) of the Securities Purchase Agreement hereby is amended and restated in its entirety to read as follows:

               "(i) the aggregate amount of Indebtedness for Borrowed Money (exclusive of Senior Indebtedness, Deferred Acquisition Obligations, all

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          indebtedness in respect of the Notes and all indebtedness in respect of the Convertible Subordinated Debentures) to exceed $5,000,000 at any one time outstanding,"

     3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Purchasers that (a) the execution, delivery, and performance of this Amendment is within the Company's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Securities Purchase Agreement, constitute the Company's legal, valid, and binding obligation, enforceable against the Company in accordance with its terms, (c) this Amendment has been duly executed and delivered by the Company.

     4. EXPENSES. The Company agrees, whether the transactions hereby contemplated shall be consummated, to pay the reasonable legal fees of Brobeck, Phleger & Harrison LLP, special counsel to the Purchasers, incurred in connection with the negotiation and preparation of this Amendment, and in connection with the transactions contemplated hereby and agrees to reimburse the Purchasers for their reasonable out-of-pocket costs and expenses (exclusive of any salaries or other overhead items) incurred in connection with the transactions contemplated hereby (collectively, the "Expenses").

     5. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     7. AMENDMENTS. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

                                        2
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          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                              VIEWLOCITY, INC.,


                              By: /s/ Stan F. Stoudenmire
                                 -----------------------------------------
                              Name: Stan F. Stoudenmire
                              Title: Senior Vice President and Chief Financial
                                      Officer


                              WESTBRIDGE VENTURES, L.P.

                              By: Westbridge Ventures, L.L.C., its
                                  General Partner

                                  By: TCW Asset Management Company, as
                                      Managing Member


                                      By: /s/ Steven F. Strandberg
                                         -----------------------------
                                      Name: Steven F. Strandberg
                                      Title: Managing Director


                                  By: TCW Asset Management Company, as
                                      Managing Member


                                      By: /s/ Andrew L. Sun
                                         -----------------------------
                                      Name: Andrew L. Sun
                                      Title: Vice President

                           [Signature page continues]

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                              TCW LEVERAGED INCOME TRUST IV, L.P.


                              By: TCW Asset Management Company, as its
                                  Investment Adviser


                                  By: /s/ Melissa V. Weiler
                                     --------------------------------------
                                  Name: Melissa V. Weiler
                                  Title: Managing Director


                                  By: /s/ Mark D. Senkpiel
                                     --------------------------------------
                                  Name: Mark D. Senkpiel
                                  Title: Managing Director


                              By: TCW (LINC IV), L.L.C., as General Partner

                                  By: TCW Asset Management Company, as
                                      its Managing Member


                                      By: /s/ Steven F. Strandberg
                                         ----------------------------------
                                      Name: Steven F. Strandberg
                                      Title: Managing Director


                                      By: /s/ Mark D. Senkpiel
                                         ----------------------------------
                                      Name: Mark D. Senkpiel
                                      Title: Managing Director

                           [Signature page continues]

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                              TCW SHARED OPPORTUNITY FUND III, L.P.

                              By: TCW Asset Management Company, its
                                  investment adviser


                                  By: /s/ Steven F. Strandberg
                                     ---------------------------------
                                  Name: Steven F. Strandberg
                                  Title: Managing Director


                                  By: /s/ F. Chace Brundige
                                     ---------------------------------
                                  Name: F. Chace Brundige
                                  Title: Vice President


                              SHARED OPPORTUNITY FUND IIB, L.L.C.

                              By: TCW Asset Management Company, as its
                                  Investment Adviser


                                  By: /s/ Steven F. Strandberg
                                     ---------------------------------
                                  Name: Steven F. Strandberg
                                  Title: Managing Director


                                  By: /s/ F. Chace Brundige
                                     ---------------------------------
                                  Name: F. Chace Brundige
                                  Title: Vice President

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                                   SCHEDULE I

                                  (PURCHASERS)

WestBridge Ventures, L.P.

TCW Leveraged Income Trust IV, L.P.

TCW Shared Opportunity Fund III, L.P.

Shared Opportunity Fund IIB, L.L.C.